                                                                   EXHIBIT 99.01


LACERTE SOFTWARE CORPORATION AND LACERTE EDUCATIONAL SERVICES CORPORATION

COMBINED FINANCIAL STATEMENTS

MARCH 31, 1998, 1997 AND 1996

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Lacerte Software Corporation and Lacerte Educational
Services Corporation

In our opinion, the accompanying combined balance sheets and the related combined statements of income, of changes in stockholders' equity, and of cash flows present fairly, in all material respects, the combined financial position of Lacerte Software Corporation and Lacerte Educational Services Corporation (together the "Company") at March 31, 1998 and 1997, and the combined results of their operations and their cash flows for each of the three years in the period ended March 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Dallas, Texas
May 15, 1998

LACERTE SOFTWARE CORPORATION AND
LACERTE EDUCATIONAL SERVICES CORPORATION
COMBINED BALANCE SHEETS
MARCH 31, 1998 AND 1997
--------------------------------------------------------------------------------


                                                                            1998           1997
                                                                        -----------    -----------
ASSETS
Current assets:
 Cash and cash equivalents                                              $ 6,621,427    $ 4,809,957
 Accounts receivable                                                      8,512,977      6,987,692
 Notes receivable from stockholders                                       3,067,726      3,212,056
 Other assets                                                               163,033        327,846
                                                                        -----------    -----------

    Total current assets                                                 18,365,163     15,337,551

Property and equipment, net                                               2,965,957      2,742,540
Intangible assets, net                                                    1,103,694      1,639,284
Other assets                                                                386,345        546,139
                                                                        -----------    -----------
    Total assets                                                        $22,821,159    $20,265,514
                                                                        ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                                       $   771,421    $   855,191
 Line of credit                                                                  --      1,000,000
 Accrued compensation                                                     1,702,948      1,516,229
 Deferred revenue                                                         1,001,606      1,028,993
 Accrued post-contract customer support                                   2,625,952      2,780,319
 Taxes payable and other                                                  1,541,631      1,332,269
                                                                        -----------    -----------
    Total current liabilities                                             7,643,558      8,513,001
                                                                        -----------    -----------

Commitments and Contingencies (Note 7)

Stockholders' equity:
 Common stock-Lacerte Software Corporation, no par value
 1,000 shares authorized, 1,000 shares issued and outstanding                 2,000          2,000
 Common stock-Lacerte Educational Services Corporation, no par value
 1,000 shares authorized, 1,000 shares issued and outstanding                10,000         10,000
 Retained earnings                                                       15,165,601     11,740,513
                                                                        -----------    -----------
   Total stockholders' equity                                            15,177,601     11,752,513
                                                                        -----------    -----------
    Total liabilities and stockholders' equity                          $22,821,159    $20,265,514
                                                                        ===========    ===========

                     The accompanying notes are an integral
                  part of these combined financial statements.
                                       -2-

LACERTE SOFTWARE CORPORATION and
LACERTE EDUCATIONAL SERVICES CORPORATION
COMBINED STATEMENTS OF INCOME
YEARS ENDED MARCH 31, 1998, 1997 AND 1996
--------------------------------------------------------------------------------



                                          1998            1997          1996
                                       -----------    -----------    -----------
Revenue                                $75,586,314    $68,129,126    $62,081,359
                                       -----------    -----------    -----------

Operating expenses:
  Cost of revenue                        4,480,158      4,369,134      4,244,766
  Software support                       5,681,081      6,358,806      5,716,357
  Research and development              15,470,931     14,041,773     12,313,882
  Sales and marketing                    4,557,395      4,687,060      4,521,867
  General and administrative            16,525,717     15,283,963     15,532,350
                                       -----------    -----------    -----------

   Total operating expenses             46,715,282     44,740,736     42,329,222
                                       -----------    -----------    -----------

Income from operations                  28,871,032     23,388,390     19,752,137

Other income, net                          712,678        515,587        662,789
                                       -----------    -----------    -----------

Income before state income taxes        29,583,710     23,903,977     20,414,926

State tax provision                        158,622        463,800        608,605
                                       -----------    -----------    -----------

Net income                             $29,425,088    $23,440,177    $19,806,321
                                       ===========    ===========    ===========





                     The accompanying notes are an integral
                  part of these combined financial statements.
                                       -3-

LACERTE SOFTWARE CORPORATION and
LACERTE EDUCATIONAL SERVICES CORPORATION
COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
YEARS ENDED MARCH 31, 1998, 1997 AND 1996
--------------------------------------------------------------------------------



                                       Common Stock                    Common Stock
                               -------------------------------------------------------------
                                       Number of Shares          Additional Paid-In-Capital
                               -------------------------------------------------------------
                                   Lacerte        Lacerte         Lacerte         Lacerte                            Total
                                  Software  Eductional Services   Software  Eductional Services    Retained      Stockholders'
                                Corporation     Corporation     Corporation      Corporation       Earnings          Equity
                               ------------     ------------    ------------    ------------     ------------     ------------
Balance at March 31, 1995             1,000               --    $      1,000    $         --     $ 11,494,015     $ 11,495,015

  Net income                             --               --              --              --       19,806,321       19,806,321
  Dividend payments                      --               --              --              --      (23,000,000)     (23,000,000)
                               ------------     ------------    ------------    ------------     ------------     ------------
Balance at March 31, 1996             1,000               --           1,000              --        8,300,336        8,301,336
  Net income                             --                               --              --       23,440,177       23,440,177
  Dividend payments                      --                               --              --      (20,000,000)     (20,000,000)
  Issuance of common stock            1,000            1,000           1,000          10,000               --           11,000
  Dissolution of California
    Corporation (Note 1)             (1,000)                              --              --               --               --
                               ------------     ------------    ------------    ------------     ------------     ------------

Balance at March 31, 1997             1,000            1,000           2,000          10,000       11,740,513       11,752,513

  Net income                             --               --              --              --       29,425,088       29,425,088
  Dividend payments                      --               --              --              --      (26,000,000)     (26,000,000)
                               ------------     ------------    ------------    ------------     ------------     ------------
Balance at March 31, 1998             1,000            1,000    $      2,000    $     10,000     $ 15,165,601     $ 15,177,601
                               ============     ============    ============    ============     ============     ============




                     The accompanying notes are an integral
                  part of these combined financial statements.
                                       -4-

LACERTE SOFTWARE CORPORATION and
LACERTE EDUCATIONAL SERVICES CORPORATION
COMBINED STATEMENTS OF CASH FLOWS
YEARS ENDED MARCH 31, 1998, 1997 AND 1996
--------------------------------------------------------------------------------


                                                                1998              1997            1996
                                                             ------------     ------------     ------------
Cash flows from operating activities:
  Net income                                                 $ 29,425,088     $ 23,440,177     $ 19,806,321
  Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation and amortization                                1,496,011        1,753,802        1,694,350
   Changes in assets and liabilities:
     Increase in accounts receivable                           (1,525,285)      (1,089,044)      (1,184,267)
     Decrease in other assets                                     324,607          129,010          876,056
     Decrease in accounts payable                                 (83,770)        (396,043)         (16,229)
     Increase in accrued compensation                             186,719          254,503          314,034
     Decrease in deferred revenue                                 (27,387)         (51,978)         (76,959)
     (Decrease) increase in post -contract
      customer support                                           (154,367)         180,319               --
     Increase in taxes payable and other                          209,362          700,325          602,218
                                                             ------------     ------------     ------------
      Net cash provided by operating activities                29,850,978       24,921,071       22,015,524
                                                             ------------     ------------     ------------

Cash flows from investing activities:
  Purchases of property and equipment                          (1,183,838)      (1,810,704)      (2,487,694)
  Issuance of notes receivable from stockholders               (4,328,519)      (1,919,060)        (237,483)
  Repayments of notes receivable from stockholders              4,472,849        1,631,597        4,285,591
                                                             ------------     ------------     ------------
      Net cash provided by (used in) investing activities      (1,039,508)      (2,098,167)       1,560,414
                                                             ------------     ------------     ------------

Cash flows from financing activities:
  Proceeds from borrowings on line of credit                           --        1,000,000               --
  Principal payments on borrowings from line of credit         (1,000,000)              --               --
  Principal payments on notes payable                                  --         (802,403)        (882,238)
  Dividend payments                                           (26,000,000)     (20,000,000)     (23,000,000)
  Proceeds from issuance of common stock                               --           11,000               --
                                                             ------------     ------------     ------------
      Net cash used in financing activities                   (27,000,000)     (19,791,403)     (23,882,238)
                                                             ------------     ------------     ------------

Net increase (decrease) in cash and cash equivalents            1,811,470        3,031,501         (306,300)
Cash and cash equivalents at beginning of year                  4,809,957        1,778,456        2,084,756
                                                             ------------     ------------     ------------
Cash and cash equivalents at end of year                     $  6,621,427     $  4,809,957     $  1,778,456
                                                             ============     ============     ============

Supplemental cash flow information:
  Interest paid                                              $      7,115     $     23,971     $     59,489
                                                             ============     ============     ============
  Taxes paid                                                 $    138,795     $    425,412     $    542,309
                                                             ============     ============     ============







              The accompanying notes are an integral part of these
                         combined financial statements.
                                       -5-

LACERTE SOFTWARE CORPORATION AND
LACERTE EDUCATIONAL SERVICES CORPORATION
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    ORGANIZATION AND BASIS OF FINANCIAL STATEMENT PRESENTATION

      Lacerte Software Corporation ("Lacerte Software") was incorporated in the State of California in December 1978. In July 1996, Lacerte Software completed a reorganization resulting in the merger of the California corporation into a newly created Delaware corporation of the same name. In connection with the 1996 reorganization, the California corporation was dissolved. Lacerte Software develops, markets and sells computer software for the professional tax preparation market.

      In April 1996, the stockholders of Lacerte Software formed Lacerte Educational Services Corporation ("Lacerte Educational"), a Delaware corporation, to provide seminars and educational services to the professional tax preparer market. The stockholders of Lacerte Educational and Lacerte Software are similar such that these entities are companies under common control.

      The accompanying combined financial statements present the combined balances of Lacerte Software and Lacerte Educational (together the "Company") for the period after the formation of Lacerte Educational Services Corporation. All intercompany accounts and transactions have been eliminated. Prior to the formation of Lacerte Educational, the financial statements represent the balances and activities of Lacerte Software on a stand alone basis.

      Effective May 1, 1996, Lacerte Software and Lacerte Educational entered into a Service and Management Agreement. Lacerte Software agreed to provide Lacerte Educational with support services and Lacerte Educational agreed to provide Lacerte Software with sales leads for Lacerte Software's products and services. Lacerte Educational made payments to Lacerte Software of $300,000 and $210,082 for services provided during fiscal years ending March 31, 1998 and 1997, respectively. Unpaid balances accrue interest at 7%. Unpaid balances were $180,237 and $165,937 at March 31, 1998 and 1997, respectively. Such intercompany balances and transactions have been eliminated in these combined financial statements.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      USE OF ESTIMATES

      The preparation of these combined financial statements in conformity with generally accepted accounting principles requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

LACERTE SOFTWARE CORPORATION AND
LACERTE EDUCATIONAL SERVICES CORPORATION
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      REVENUE RECOGNITION

      In-house

      In-house software includes federal and state income tax forms for the tax preparer market. In-house revenue is generally recognized at the time of shipment of the Company's software, as no significant vendor obligations exist and collections of accounts receivable are probable. Advance payments are recorded as deferred revenue until the related products are shipped. The Company accrues the cost of providing vendor obligations at the time of shipment. Such costs are included in accrued post-contract customer support.

      Remote Entry Processing

      Remote entry processing has a transaction based fee structure whereby the user is charged a fee for each tax return processed. Revenue from remote entry processing is recognized upon delivery of an electronic encryption key to unlock the Company's software, as no significant future vendor obligations exist and collections of accounts receivable are probable. Advance deposits are recorded as deferred revenue until the Company's software is shipped. Unused deposits are recorded as revenue upon shipment of the subsequent year's software.

      Training revenue

      Training revenue is recognized as the services are performed.

      RESEARCH AND DEVELOPMENT COSTS

      Research and development costs are incurred for the development of new products or bringing about significant improvements to existing products. Statement of Financial Accounting Standard No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed" (SFAS No. 86), requires the capitalization of certain software development costs once technological feasibility is established. The capitalized cost is then amortized on a straight-line basis over the estimated product life, or based on the ratio of current revenues to total projected product revenues, whichever is greater. Technological feasibility does not occur for the Company's products until testing of a working model has been performed at which time the products are substantially ready for release to the customer, therefore, no costs have been capitalized with respect to product development.

      INTANGIBLE ASSETS

      The cost of identified intangibles is generally amortized on a straight-line basis over periods ranging from one to seven years. The carrying value of intangible assets is reviewed by management on a periodic basis for indications of a potential impairment as required by Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS No. 121"). To date, no impairment has been recorded for the Company's intangible assets.

LACERTE SOFTWARE CORPORATION AND
LACERTE EDUCATIONAL SERVICES CORPORATION
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      CASH AND EQUIVALENTS

      Cash and cash equivalents includes all highly liquid investment instruments with an original maturity of three months or less.

      PROPERTY AND EQUIPMENT

      Property and equipment are stated at cost less accumulated depreciation. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets, ranging from three to twenty years. Leasehold improvements are amortized over the shorter of the remaining term of the lease or the estimated life of the asset. Expenditures for repairs and maintenance are charged to expense as incurred.

      FAIR VALUE OF FINANCIAL INSTRUMENTS

      As of March 31, 1998 and 1997, the Company is not a party to any off-balance sheet financial instruments. All financial instruments recorded at March 31, 1998 and 1997 are either of very short maturity or carry interest rates which approximate market rates. As such, the fair value of financial instruments approximates their carrying value as of March 31, 1998 and 1997.

      INCOME TAXES

      The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an "S" corporation. In lieu of federal corporate income taxes, the stockholders of an "S" corporation are taxed on their proportionate shares of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements, as the tax effects of the Company's activities accrue to the individual stockholders.

      ADVERTISING COSTS

      Advertising costs are expensed as incurred. Advertising expense for the years ended March 31, 1998, 1997 and 1996 was approximately $390,585, $635,995 and $377,779, respectively.

      NEW ACCOUNTING PRONOUNCEMENTS

      On October 27, 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-2, "Software Revenue Recognition" ("SoP 97-2"). This statement, which supercedes Statement of Position 91-1, provides guidance for recognizing revenue on software transactions. SoP 97-2 is effective for transactions entered into during fiscal years beginning after December 31, 1997. The Company will adopt SoP 97-2 in its fiscal year ending March 31, 1999 and is currently assessing the impact of SoP 97-2 on its revenue recognition policy.

LACERTE SOFTWARE CORPORATION AND
LACERTE EDUCATIONAL SERVICES CORPORATION
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure". The Company adopted the statement effective April 1, 1997. The adoption did not have a material effect on the Company's combined financial statements.

3.    INTANGIBLE ASSETS

      Components of intangible assets are as follows at March 31, 1998 and 1997:


                                                 1998            1997
                                              -----------     -----------
      Customer lists                          $ 2,758,131     $ 2,758,131
      Covenants not to compete                  2,105,000       2,105,000
      Other intangibles                           598,201         598,201
                                              -----------     -----------
                                                5,461,332       5,461,332
      Less:  accumulated amortization          (4,357,638)     (3,822,048)
                                              -----------     -----------
                                              $ 1,103,694     $ 1,639,284
                                              ===========     ===========

      Amortization expense for intangible assets totaled $535,590, $576,840 and $743,791 for the years ended March 31, 1998, 1997 and 1996, respectively.

      In conjunction with the acquisition of the above intangible assets, the Company issued certain notes payable, some of which were personally guaranteed by the Company's President and Chief Executive Officer. Principal payments on notes payable totaled $802,403 and $882,238 for the years ended March 31, 1997 and 1996, respectively. Related interest expense was $5,973 and $50,706 for the years ended March 31, 1997 and 1996, respectively.

4.     NOTES RECEIVABLE FROM STOCKHOLDERS

      During the years ended March 31, 1998, 1997, and 1996, the Company loaned money to certain stockholders totaling $4,025,000, $1,690,000 and $84,000. These loans, in the form of notes receivable, are unsecured. Two of the Company's principal stockholders also have unsecured lines of credit with the Company. These amounts are due upon demand by the Company. Draws on these lines of credit totaled $303,519, $229,060 and $155,483 for the years ended March 31, 1998, 1997 and 1996, respectively. The above notes receivable and lines of credit are interest bearing at rates ranging from 5% to 7.5%. The Company recognized interest income related to these notes receivable and lines of credit totaling $224,390, $296,266 and $313,927, for the years ended March 31, 1998, 1997 and 1996, respectively. Both the notes receivable and the outstanding borrowings on the lines of credit are included in notes receivable from stockholders.

LACERTE SOFTWARE CORPORATION AND
LACERTE EDUCATIONAL SERVICES CORPORATION
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.    LINE OF CREDIT

      In August 1995, the Company entered into an unsecured line of credit agreement with a bank for an amount up to $2,000,000. Outstanding balances are payable upon demand with interest to be paid monthly at the bank's prime rate minus 2% (6.5% at March 31, 1997). At March 31, 1997, the Company had an outstanding balance of $1,000,000 under this facility. Available balances under this agreement were $2,000,000 and $1,000,000 at March 31, 1998 and 1997, respectively. There are no commitment fees related to this credit facility.

      The line of credit is guaranteed by an unsecured personal guarantee of the Company's President and Chief Executive Officer, supported by an assignment of a life insurance policy in the amount of $1,000,000. The premiums for this policy are paid by the Company. The credit facility contains certain restrictive covenants.

6.    PROPERTY AND EQUIPMENT

      Property and equipment at March 31, 1998 and 1997 is comprised of the following:

                                                 1998             1997
                                              -----------     -----------
      Property and equipment                  $ 3,239,108     $ 2,327,119
      Land and building                           500,825         500,825
      Furniture and fixtures                    1,365,707       1,362,028
      Computer software                           429,017         160,847
      Leasehold improvements                    1,081,259       1,081,259
                                              -----------     -----------
                                                6,615,916       5,432,078
      Less:  accumulated depreciation          (3,649,959)     (2,689,538)
                                              -----------     -----------
                                              $ 2,965,957     $ 2,742,540
                                              ===========     ===========

       Depreciation expense totaled $960,421, $1,176,962 and $950,559 for the years ended March 31, 1998, 1997 and 1996, respectively.

7.    COMMITMENTS AND CONTINGENCIES

      The Company leases its office facilities under a non-cancelable operating lease, which expires October 31, 2001. In addition to base rent, the Company is obligated to pay its pro-rata share of operating expenses.

LACERTE SOFTWARE CORPORATION AND
LACERTE EDUCATIONAL SERVICES CORPORATION
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      Future minimum lease commitments under the operating lease as of March 31, 1998 are as follows:


                                                                 Minimum
                       Years Ending                               lease
                         March 31,                               payments
                          ----                                  ----------
                          1999                                  $1,580,809
                          2000                                   1,580,809
                          2001                                   1,580,809
                          2002                                     857,879
                                                                ==========
                                                                $5,600,306
                                                                ==========



      Rent expense for the years ended March 31, 1998, 1997 and 1996 was approximately $1,785,114, $1,797,856 and $1,738,580, respectively.

      The company entered into a three year contract, which extends through October 31, 2000, whereby it has committed to purchase at least $900,000 per year of long distance service with a carrier.

8.    BENEFIT PLANS

      Management Incentive Program

      The Company maintains a management incentive program for certain of its full-time employees. Amounts provided are determined pursuant to criteria established by the President and Chief Executive Officer. Compensation expense related to this program was approximately $6,455,295, $5,667,673 and $4,436,730 for the years ended March 31, 1998, 1997 and 1996, respectively.

      401(k) Retirement Savings Plan

      The Company maintains a 401(k) retirement savings plan for its full-time employees. Each participant may elect to contribute from 1% to 14% of his or her annual salary to the plan, subject to IRS limitations. The Company matches 50% of employee contributions. Matching contributions were approximately $649,435, $616,321, and $506,977, respectively, for the years ended March 31, 1998, 1997, and 1996.

                                       ***